Exhibit 10.3

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THESE SECURITIES MAY ONLY BE RESOLD OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH CERTAIN RESTRICTIONS SET FORTH HEREIN AND ONLY IF THESE SECURITIES ARE REGISTERED OR SUCH RESALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                                                                    June 2, 2004

                                                              1,000,000 WARRANTS
                                                                Each to Purchase
                                                         1 Share of Common Stock

VOID AFTER 5:00 P.M. CENTRAL STANDARD TIME ON JUNE 1, 2009, OR IF NOT A BUSINESS DAY AS DEFINED ON THE TERMS AND CONDITIONS ATTACHED HERETO AT 5:00 P.M. CENTRAL STANDARD TIME ON THE NEXT FOLLOWING BUSINESS DAY.

                             SLS INTERNATIONAL, INC.
                         REDEEMABLE WARRANT CERTIFICATE

         THIS CERTIFIES THAT, for value received Global Drumz, Inc., a California corporation, or its permitted assigns (the "Warrant Holder"), is entitled to purchase, subject to the terms and conditions hereof, commencing on the date of issuance hereof, and until 5:00 P.M. Central Standard Time, on June 1, 2009, up to 1,000,000 fully paid and non-assessable shares of Common Stock (par value $.001) of SLS International, Inc., a Delaware corporation (the "Company"), to the extent vested, at a price equal to $7.00 per share of Common Stock (the "Warrant Price"). Payment of the Warrant Price may consist of (i) cash, (ii) check, (iii) other shares of the Company's Common Stock, (iv) to the extent permitted by applicable law, by delivering a written direction to the Company that the Warrant(s) be exercised pursuant to a "cashless" exercise/sale procedure or a "net exercise" procedure (whereby shares of Common Stock with a fair market value equal to the aggregate Warrant Price of the shares exercised are "netted out" from the number of shares delivered upon exercise as payment of the Warrant Price) or (v) any combination of the foregoing. In the event that the Warrants or any portion represented hereby are not exercised at or before 5:00 P.M. Central Standard Time on June 1, 2009, the unexercised portion of the Warrants shall be void (unless such date is extended by the Company in its sole discretion).

         The Warrants shall become exercisable, in whole or in part, in accordance with the following vesting schedule: fifty percent (50%) of the

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shares subject to the Warrants shall vest on the date hereof and 1/12 of the shares subject to the Warrants shall vest each month thereafter, as set forth immediately below: on the following dates:

                  Date                                Number of Shares Vesting
                  ----                                ------------------------
                  June 2, 2004                                     500,000
                  July 2, 2004                                      83,333
                  August 2, 2004                                    83,333
                  September 2, 2004                                 83,334
                  October 2, 2004                                   83,333
                  November 2, 2004                                  83,333
                  December 2, 2004                                  83,334
                                                                 ---------
                  Total:                                         1,000,000

Notwithstanding the foregoing, vesting of the Warrants shall accelerate and the Warrants shall vest in full upon the occurrence of any of the following events:
(a) any termination of the promotion agreement between the Company and Warrant Holder dated effective as of June 2, 2004 (the "Promotion Agreement") by the Company except as permitted under Section 7(b) or Section 11 of the Promotion Agreement, (b) any termination of the Promotion Agreement by the Warrant Holder pursuant to Section 7(b) or 7(c) of the Promotion Agreement, or (c) any sale of all or substantially all of the Company's voting stock, assets or business or any merger of the Company with another entity (excluding a merger with a wholly owned subsidiary).

         In case the Warrant Holder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased hereunder, a new Warrant Certificate for the balance shall be countersigned and delivered to the Warrant Holder upon surrender of the Warrant. No fraction of a share which would otherwise be purchasable on the exercise of a Warrant shall be issued, as set forth in the terms and conditions attached hereto.

         This Warrant shall be redeemable by the Company, at its option, on 30 days' written notice to the registered Warrant Holder, at a price of $.001 per Warrant, provided the closing bid price for the Company's Common Stock in the over-the-counter market (or the closing price on the principal exchange for the Company's Common Stock) shall be equal to or greater than $10.50 per share, for a consecutive 30-day period preceding such notice of redemption. During the 30-day period, the Warrant Holder is free to exercise the Warrant pursuant to the terms of this Warrant Certificate.

         The Warrant Holder, by accepting this Warrant, consents and agrees with the Company, that the Company shall treat the registered holder hereof as the sole absolute holder hereof for all purposes notwithstanding any notice to the contrary.

         If the outstanding shares of the Company's Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of


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

shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the date of this Warrant Certificate, the number and kinds of shares subject to the outstanding Warrants granted hereunder shall be adjusted proportionately and accordingly by the Company. Any such adjustment in the number and kind of shares subject to the outstanding Warrants shall not change the aggregate Warrant Price payable with respect to shares subject to the unexercised portion of the Warrant outstanding but shall include a corresponding proportionate adjustment in the Warrant Price per share.

         This Warrant Certificate may be exercised at the office of the Company in Springfield, Missouri, by the registered holder hereof or by his duly authorized representative or attorney, upon the surrender of this Warrant Certificate with form of Election to Exercise duly filled in and executed. If the right to purchase less than all of the shares of Common Stock covered hereby shall be exercised, the registered holder hereof shall be entitled to receive a new Warrant Certificate or Warrant Certificates covering in the aggregate the number of shares of Common Stock with respect to which the right to purchase shall not have been so exercised. No fractional shares will be issued upon exercise of any Warrants to which a Warrant Holder might otherwise be entitled, but will be rounded up to the next whole number if the interest equals or exceeds one-half of a share of Common Stock; otherwise, the fractional interest will be rounded down. No cash or other adjustment in respect of a fractional share of Common Stock will be made. This Warrant is not transferable other than to one or more "affiliates" of the Consultant for tax or estate planning purposes. For purposes of the immediately preceding sentence, "affiliates" shall have the meaning provided to such term in Rule 144 promulgated under the Securities Act of 1933, as amended. Company shall issue to Warrant Holder stock certificates representing the shares of Common Stock exercised/purchased in accordance with this Warrant Certificate within one (1) week of such exercise.

         No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof have been delivered; provided, however, that any exercise of this Warrant on any date when the stock transfer books of the Company shall be closed shall be deemed effective with respect to the person or persons in whose name or names the certificate or certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and this Warrant shall not be deemed to have been exercised, in whole or in part as the case may be, until such date for the purpose of determining entitlement to dividends on such Common Stock, and such exercise shall be at the actual purchase price in effect at such date.

         The Company covenants that, while the Warrants are exercisable, it will reserve from its authorized and unissued common stock a sufficient number of


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

shares to provide for the delivery of stock pursuant to the exercise of this and all other similar Warrants. This Warrant shall be binding upon any successors or assigns of the Company.

         This Warrant Certificate shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Chairman, President or Vice President, by manual or facsimile signature, attested by its Secretary or Treasurer by manual or facsimile signature.

Dated:  June 2, 2004
                                               ---------------------------------

                                            By:
                                               ---------------------------------
                                                                  Title

                                            Attest:
                                                   -----------------------------

                                                   -----------------------------

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

                         (FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrant(s) prior to the close of business on the Expiration Date).

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Common Stock and herewith tenders payment for the shares in the amount of $________________ (in cash or by certified or official bank check) in accordance with the terms hereof. The undersigned requests that a certificate representing the shares be registered in the name of Warrant Holder and the address is
____________________________________________________.

         If said number of shares is fewer than all the shares purchasable hereunder, a new Warrant Certificate evidencing the right to purchase the balance of shares be registered in the name of the Warrant Holder at the address
___________________________________________ _________________________________.


                                                      Dated: _____________, 200_


                                                      --------------------------
                                                      Social Security No. or EIN

Name(s) of registered holder of Warrant Certificate:


Address: __________________________________

         __________________________________


Signatures:  _______________________________             _______________________

Note: The above signature(s) must correspond with the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatever.


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